UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2026

Ramaco Resources, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West Main Street, Suite 1900

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	METC	Nasdaq Global Select Market
Class B Common Stock, $0.01 par value	METCB	Nasdaq Global Select Market
8.375% Senior Notes due 2029	METCZ	Nasdaq Global Select Market
8.250% Senior Notes due 2030	METCI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 28, 2026, Ramaco Resources, Inc. (the "Company") received from Hatch Associates Consultants, Inc. a conceptual study titled “Ramaco Resources - Brook Mine Critical Minerals Project – Initial Assessment Report” relating to the Company’s exploratory Brook Mine rare earth and critical minerals project (the “Hatch Report”). A copy of the Hatch Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 29, 2026, the Company issued a letter to stockholders from its Chairman and Chief Executive Officer, Randall W. Atkins, regarding the latest developments at the Company’s exploratory Brook Mine rare earth and critical minerals project (the “Shareholder Letter”). The Shareholder Letter discusses the Hatch Report and the Company’s internal projections. A copy of the Shareholder Letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 29, 2026, the Company issued a press release (the “Press Release”), announcing that it has released the Hatch Report and posted the following to its website at www.ramacoresources.com:

●	The Shareholder Letter;

●	The Hatch Report; and

●	A video presented during the Ramaco Research Rodeo.

A copy of the Press Release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report on Form 8-K under Item 7.01, including Exhibits 99.1, 99.2, and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Ramaco Resources – Brook Mine Critical Minerals Project – Initial Assessment Report dated July 28, 2026
99.2	Shareholder Letter issued by Ramaco Resources, Inc. dated July 29, 2026
99.3	Press Release issued by Ramaco Resources, Inc. dated July 29, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMACO RESOURCES, INC.

Date: July 29, 2026	By:	/s/ Randall W. Atkins
Randall W. Atkins
Chairman, Chief Executive Officer

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